Balance Sheets - Parenthetical - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Balance Sheets
Common Stock, Par Value	$ 5	$ 5
Common Stock, Shares Authorized	1,000	1,000
Common Stock, Shares Issued	1,000	1,000
Common Stock, Shares Outstanding	1,000	1,000
Amortized cost of debt securities available for sale	$ 12,698	$ 12,854
Tax expense (benefit) in Accumulated Other Comprehensive Income	$ (122)	$ 118